                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated March 1, 1999, (99-2), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 16, 1999 to July 15, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 27th day of July, 1999.

                                       GREEN TREE FINANCIAL CORP.

                                       BY: /s/ Phyllis A. Knight
                                           ---------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                5.60%, 5.84%, 6.08%, 6.48%, 6.68%, 6.92%*, 6.44%
                    PASS-THROUGH CERTIFICATES, SERIES 1999-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Jul-99

                                                      CUSIP NO.#393505-V58, V66,
                                                         V74, V82, V90, W24, W32
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 08/02/99

                                                                                          Total $           Per $1,000
                                                                                          Amount             Original
                                                                                     ----------------      ------------
CLASS A CERTIFICATES
--------------------

 (1a)   Amount available (including Monthly Servicing Fee)                              13,485,866.84
                                                                                     ----------------

  (b)   Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn for prior Remittance Date                           0.00
                                                                                     ----------------

  (c)   Amount Available after giving effect to withdrawal of Class M-1 Interest
        Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
        Remittance Date                                                                 13,485,866.84
                                                                                     ----------------

  (d)   Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                        0.00
                                                                                     ----------------

A.   Interest

  (2)   Aggregate interest

        a. Class A-1 Remittance Rate (5.60%)                                                    5.60%
                                                                                     ----------------
        b. Class A-1 Interest                                                              313,130.29        4.01449090
                                                                                     ----------------      ------------

        c. Class A-2 Remittance Rate (5.84%)                                                    5.84%
                                                                                     ----------------
        d. Class A-2 Interest                                                              233,600.00        4.86666667
                                                                                     ----------------      ------------

        e. Class A-3 Remittance Rate (6.08%)                                                    6.08%
                                                                                     ----------------
        f. Class A-3 Interest                                                              430,666.67        5.06666671
                                                                                     ----------------      ------------

        g. Class A-4 Remittance Rate (6.48%)                                                    6.48%
                                                                                     ----------------
        h. Class A-4 Interest                                                              180,900.00        5.40000000
                                                                                     ----------------      ------------

        i. Class A-5 Remittance Rate (6.68%)                                                    6.68%
                                                                                     ----------------
        j. Class A-5 Interest                                                              226,841.67        5.56666675
                                                                                     ----------------      ------------

        k. Class A-6 Remittance Rate 6.92%, (unless
           the Weighted Average Contract Rate is
           less than 6.92%)                                                                     6.92%
                                                                                     ----------------
        l. Class A-6 Interest                                                              271,033.33        5.76666660
                                                                                     ----------------      ------------

        m. Class A-7 Remittance Rate (6.44%)                                                    6.44%
                                                                                     ----------------
        n. Class A-7 Interest                                                            3,114,356.39        5.19059398
                                                                                     ----------------      ------------

  (3)   Amount applied to:

        a. Unpaid Class A Interest Shortfall                                                     0.00                 0
                                                                                     ----------------      ------------

  (4)   Remaining:

        a. Unpaid Class A Interest Shortfall                                                     0.00                 0
                                                                                     ----------------      ------------

B.   Principal

  (5)   Formula Principal Distribution  Amount                                           7,189,927.33               N/A
                                                                                     ----------------      ------------
        a. Scheduled Principal                                                           1,288,856.51               N/A
                                                                                     ----------------      ------------
        b. Principal Prepayments                                                         4,469,408.57               N/A
                                                                                     ----------------      ------------
        c. Liquidated Contracts                                                             73,681.58               N/A
                                                                                     ----------------      ------------
        d. Repurchases                                                                           0.00               N/A
                                                                                     ----------------      ------------
        e. Current Month Advanced Principal                                              1,588,381.16               N/A
                                                                                     ----------------      ------------
        f. Prior Month Advanced Principal                                               (1,894,351.03)              N/A
                                                                                     ----------------      ------------
        g. Additional Principal Distribution                                             1,663,950.54
                                                                                     ----------------
  (6)   Pool Scheduled Principal Balance                                             1,071,419,842.42
                                                                                     ----------------
 (6b)   Adjusted Pool Principal Balance                                              1,069,831,461.26      972.57405569
                                                                                     ----------------      ------------
 (6c)   Pool Factor                                                                        0.97257406
                                                                                     ----------------
 (6d)   Net Certificate Principal Balance                                            1,062,224,275.44
                                                                                     ----------------
 (6e)   Overcollateralization Amount (not to exceed $11,000,000.00)                      7,607,185.82
                                                                                     ----------------



     *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                5.60%, 5.84%, 6.08%, 6.48%, 6.68%, 6.92%*, 6.44%
                    PASS-THROUGH CERTIFICATES, SERIES 1999-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Jul-99
                                     PAGE 2

                                                      CUSIP NO.#393505-V58, V66,
                                                         V74, V82, V90, W24, W32
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 08/02/99

  (7)   Unpaid Class A Principal Shortfall
        (if any) following prior Remittance Date                                               0.00
                                                                                     --------------
  (8)   Class A Percentage for such Remittance Date                                          92.54%
                                                                                     --------------
  (9)   Class A Percentage for the following  Remittance Date                                92.49%
                                                                                     --------------

 (10)   Class A  Principal Distribution:

        a. Class A-1                                                                   2,562,460.62         32.85205923
                                                                                     --------------        ------------
        b. Class A-2                                                                           0.00          0.00000000
                                                                                     --------------        ------------
        c. Class A-3                                                                           0.00          0.00000000
                                                                                     --------------        ------------
        d. Class A-4                                                                           0.00          0.00000000
                                                                                     --------------        ------------
        e. Class A-5                                                                           0.00          0.00000000
                                                                                     --------------        ------------
        g. Class A-6                                                                           0.00          0.00000000
                                                                                     --------------        ------------
        h. Class A-7                                                                   4,627,466.71          7.71244452
                                                                                     --------------        ------------
 (11)   Class A-1 Principal Balance                                                   64,536,886.65        827.39598269
                                                                                     --------------        ------------
(11a)   Class A-1 Pool Factor                                                            0.82739598
                                                                                     --------------

 (12)   Class A-2 Principal Balance                                                   48,000,000.00        1000.0000000
                                                                                     --------------        ------------
(12a)   Class A-2 Pool Factor                                                            1.00000000
                                                                                     --------------
 (13)   Class A-3 Principal Balance                                                   85,000,000.00        1000.0000000
                                                                                     --------------        ------------
(13a)   Class A-3 Pool Factor                                                            1.00000000
                                                                                     --------------
 (14)   Class A-4 Principal Balance                                                   33,500,000.00        1000.0000000
                                                                                     --------------        ------------
(14a)   Class A-4 Pool Factor                                                            1.00000000
                                                                                     --------------
 (15)   Class A-5 Principal Balance                                                   40,750,000.00        1000.0000000
                                                                                     --------------        ------------
(15a)   Class A-5 Pool Factor                                                            1.00000000
                                                                                     --------------
 (16)   Class A-6 Principal Balance                                                   47,000,000.00        1000.0000000
                                                                                     --------------        ------------
(16a)   Class A-6 Pool Factor                                                            1.00000000
                                                                                     --------------
 (17)   Class A-7 Principal Balance                                                  575,687,388.79         959.4789813
                                                                                     --------------        ------------
(17a)   Class A-7 Pool Factor                                                            0.95947898
                                                                                     --------------
 (18)   Unpaid Class A Principal Shortfall
        (if any)following current Remittance Date                                              0.00
                                                                                     --------------
 (19)   Additional Principal Distribution Amount
                                                                                     --------------
C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

        (20)  31-59 days                                                               6,718,558.40                 209
                                                                                     --------------        ------------

        (21)  60 days or more                                                          4,187,652.33                 101
                                                                                     --------------        ------------

        (22) Current Month Repossessions                                                 431,866.66                  15
                                                                                     --------------        ------------

        (23)  Repossession Inventory                                                     594,922.29                  21
                                                                                     --------------        ------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                5.60%, 5.84%, 6.08%, 6.48%, 6.68%, 6.92%*, 6.44%
                    PASS-THROUGH CERTIFICATES, SERIES 1999-2
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                     Jul-99
                                     PAGE 3

                              CUSIP NO.#393505-V58, V66, V74, V82, V90, W24, W32
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 08/02/99

Class M-1, M-2, Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in May 2003.)

 (24)   Average Sixty - Day Delinquency Ratio Test

        (a) Sixty - Day Delinquency Ratio for current Remittance Date                        1.07%
                                                                                     -------------
        (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
            may not exceed 4.0%)                                                             0.27%
                                                                                     -------------

 (25)   Cumulative Realized Losses Test

        (a) Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
            5.5% from April 1, 2003 to March 31, 2004,
            7.0% from April 1, 2004 to March 31, 2005; 9.0% from April 1, 2005
            to March 31, 2006 and 10.5% thereafter)                                          0.00%
                                                                                     -------------

 (26)   Current Realized Losses Test

        (a) Current Realized Losses for current Remittance Date                          25,513.53
                                                                                     -------------

        (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
            Remittance and for current Remittance Date;
            may not exceed 2.75%)                                                            0.02%
                                                                                     -------------

 (27)   Class M-1, M-2, Principal Balance Test

        (a) The sum of Class M-1, M2 Principal Balance and Class B Principal
            Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
            Date is greater than 22.875%                                                    15.60%
                                                                                     -------------

        (b) The sum of Class M-2 Principal Balance and Class B Principal
            Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
            Date is greater than 15.00%                                                     10.23%
                                                                                     -------------

 (28)   Class B Principal Balance Test

        (a) Class B Principal Balance (before any distributions on current
            Remittance Date) as of such Remittance date is greater than
            $22,000,000.00                                                           79,750,000.00
                                                                                     -------------

        (b) Class B Principal Balance (before distributions on current
            Remittance Date) divided by pool Scheduled Principal Balance
            as of preceding Remittance Date is equal to or greater than 10.875%.             7.46%
                                                                                     -------------


                        GREEN TREE FINANCIAL CORPORATION
                         MANUFACTURED HOUSING CONTRACT
                SENIOR/SUBORDINATE 6.80%*, 7.21%*, 8.41%*,8.70%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-2
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Jul-99
                                     PAGE 4

                                            CUSIP NO. #393505-W40, W57, W65, W73
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 08/02/99

                                                                                          Total $           Per $1,000
                                                                                          Amount             Original
                                                                                     ----------------      ------------
CLASS M-1 CERTIFICATES
----------------------

(29) Amount available( including Monthly Servicing Fee)                               1,525,411.16
                                                                                     -------------
A.   Interest

 (30)   Aggregate interest

        (a) Class M-1 Remittance Rate 6.80%, unless the
            Weighted Average Contract Rate is less than 6.80%)                               6.80%
                                                                                     -------------

        (b) Class M-1 Interest                                                          327,250.00            5.66666667
                                                                                     -------------         -------------

        (c) Interest on Class M-1 Adjusted Principal Balance                                  0.00
                                                                                     -------------

 (31)   Amount applied to Class M-1 Interest Deficiency Amount                                0.00
                                                                                     -------------

 (32)   Remaining unpaid Class M-1 Interest Deficiency Amount                                 0.00
                                                                                     -------------

 (33)   Amount applied to:

        a. Unpaid Class M-1 Interest Shortfall                                                0.00                     0
                                                                                     -------------         -------------

 (34)   Remaining:

        a. Unpaid Class M-1 Interest Shortfall                                                0.00                     0
                                                                                     -------------         -------------

B.   Principal

 (35)   Formula Principal Distribution  Amount                                                0.00                   N/A
                                                                                     -------------         -------------
        a. Scheduled Principal                                                                0.00                   N/A
                                                                                     -------------         -------------
        b. Principal Prepayments                                                              0.00                   N/A
                                                                                     -------------         -------------
        c. Liquidated Contracts                                                               0.00                   N/A
                                                                                     -------------         -------------
        d. Repurchases                                                                        0.00                   N/A
                                                                                     -------------         -------------
 (36)   Class M-1 Principal Balance                                                  57,750,000.00         1000.00000000
                                                                                     -------------         -------------
(36a)   Class M-1 Pool Factor                                                           1.00000000
                                                                                     -------------

 (37)   Class M-1 Percentage for such Remittance Date                                        0.00%
                                                                                     -------------

 (38)   Class M-1  Principal Distribution:

        a. Class M-1 (current)                                                                0.00            0.00000000
                                                                                     -------------         -------------
        b. Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance Date                                           0.00
                                                                                     -------------
 (39)   Unpaid Class M-1 Principal Shortfall
        (if any) following current Remittance Date                                            0.00
                                                                                     -------------
 (40)   Class M-1 Percentage for the following Remittance Date                               0.00%
                                                                                     -------------
 (41)   Class M-1 Liquidation Loss Interest

        (a) Class M-1 Liquidation Loss Amount                                                 0.00
                                                                                     -------------
        (b) Amount applied to Class M-1
            Liquidation Loss Interest Amount                                                  0.00
                                                                                     -------------
        (c) Remaining Class M-1 Liquidation Loss
            Interest Amount                                                                   0.00
                                                                                     -------------
        (d) Amount applied to Unpaid Class M-1
            Loss Interest Shortfall                                                           0.00
                                                                                     -------------
        (e) Remaining Unpaid Class M-1
            Liquidation Loss Interest Shortfalls                                              0.00
                                                                                     -------------


     *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
                         MANUFACTURED HOUSING CONTRACT
                SENIOR/SUBORDINATE 6.80%*, 7.21%*, 8.41%*,8.70%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-2
                             CLASS M2 CERTIFICATES
                                 MONTHLY REPORT
                                     Jul-99
                                     PAGE 5

                                            CUSIP NO. #393505-W40, W57, W65, W73
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 08/02/99

                                                                                          Total $           Per $1,000
                                                                                          Amount             Original
                                                                                     ----------------      ------------
CLASS M-2 CERTIFICATES
----------------------

 (42)   Amount available (including Monthly Servicing Fee)                            1,198,161.16
                                                                                     -------------
 (43)   Aggregate interest

        (a) Class M-2 Remittance Rate 7.21%, unless the
            Weighted Average Contract Rate is less than 7.21%)                               7.21%
                                                                                     -------------

        (b) Class M-2 Interest                                                          181,752.08            6.00833322
                                                                                     -------------         -------------

        (c) Interest on Class M-2 Adjusted Principal Balance                                  0.00
                                                                                     -------------

 (44)   Amount applied to Class M-2 Interest Deficiency Amount                                0.00
                                                                                     -------------

 (45)   Remaining unpaid Class M-2 Interest Deficiency Amount                                 0.00
                                                                                     -------------

 (46)   Amount applied to:

        a. Unpaid Class M-2 Interest Shortfall                                                0.00                     0
                                                                                     -------------         -------------

 (47)   Remaining:

        a. Unpaid Class M-2 Interest Shortfall                                                0.00                     0
                                                                                     -------------         -------------

B.   Principal

 (48)   Formula Principal Distribution  Amount                                                0.00                   N/A
                                                                                     -------------         -------------
        a. Scheduled Principal                                                                0.00                   N/A
                                                                                     -------------         -------------
        b. Principal Prepayments                                                              0.00                   N/A
                                                                                     -------------         -------------
        c. Liquidated Contracts                                                               0.00                   N/A
                                                                                     -------------         -------------
        d. Repurchases                                                                        0.00                   N/A
                                                                                     -------------         -------------

 (49)   Class M-2 Principal Balance                                                  30,250,000.00         1000.00000000
                                                                                     -------------         -------------
(49a)   Class M-2 Pool Factor                                                           1.00000000
                                                                                     -------------
 (50)   Class M-2 Percentage for such Remittance Date                                        0.00%
                                                                                     -------------
 (51)   Class M-2  Principal Distribution:

        a. Class M-2 (current)                                                                0.00            0.00000000
                                                                                     -------------         -------------
        b. Unpaid Class M-2 Principal Shortfall
           (if any) following prior Remittance Date                                           0.00
                                                                                     -------------

 (52)   Unpaid Class M-2 Principal Shortfall
        (if any) following current Remittance Date                                            0.00
                                                                                     -------------

 (53)   Class M-2 Percentage for the following Remittance Date                               0.00%
                                                                                     -------------

 (54)   Class M-2 Liquidation Loss Interest

        (a) Class M-2 Liquidation Loss Amount                                                 0.00
                                                                                     -------------

        (b) Amount applied to Class M-2
            Liquidation Loss Interest Amount                                                  0.00

                                                                                     -------------

        (c) Remaining Class M-2 Liquidation Loss
            Interest Amount                                                                   0.00
                                                                                     -------------

        (d) Amount applied to Unpaid Class M-2
            Loss Interest Shortfall                                                           0.00
                                                                                     -------------

        (e) Remaining Unpaid Class M-2
            Liquidation Loss Interest Shortfalls                                              0.00
                                                                                     -------------

     *Subject to a maximum rate equal to the Weighted Average Contract Rate

                        GREEN TREE FINANCIAL CORPORATION
                         MANUFACTURED HOUSING CONTRACT
                SENIOR/SUBORDINATE 6.80%*, 7.21%*, 8.41%*,8.70%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-2
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Jul-99

                                            CUSIP NO. #393505-W40, W57, W65, W73
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 08/02/99

                                                                                          Total $           Per $1,000
                                                                                          Amount             Original
                                                                                     ----------------      ------------
CLASS BI CERTIFICATES
---------------------

  (1)   Amount Available less the Class A
        Distribution Amount and Class M-1 Distribution
        Amount (including Monthly Servicing Fee)                                      1,016,409.08
                                                                                     -------------
  (2)   Class B-1 Adjusted Principal Balance                                                  0.00
                                                                                     -------------
  (3)   Class B-1 Remittance Rate (8.41%
        unless Weighted Average Contract Rate
        is below 8.41%)                                                                      8.41%
                                                                                     -------------
  (4)   Interest on Class B-1 Adjusted Principal Balance                                      0.00
                                                                                     -------------
  (3)   Aggregate Class B1 Interest                                                     308,366.67         7.00833341
                                                                                     -------------         ----------
  (4)   Amount applied to Unpaid
        Class B1 Interest Shortfall                                                           0.00               0.00
                                                                                     -------------         ----------
  (5)   Remaining Unpaid Class B1
        Interest Shortfall                                                                    0.00               0.00
                                                                                     -------------         ----------
  (6)   Amount applied to Class B-1
        Interest Deficiency Amount                                                            0.00
                                                                                     -------------
  (7)   Remaining Unpaid Class B-1
        Interest Deficiency Amount                                                            0.00
                                                                                     -------------
  (8)   Unpaid Class B-1 Principal Shortfall
        (if any) following prior Remittance Date                                              0.00
                                                                                     -------------
 (8a)   Class B Percentage for such Remittance Date                                           0.00
                                                                                     -------------
  (9)   Current Principal (Class B Percentage of Formula Principal
        Distribution Amount)                                                                  0.00         0.00000000
                                                                                     -------------         ----------
(10a)   Class B1 Principal Shortfall                                                          0.00
                                                                                     -------------
(10b)   Unpaid Class B1 Principal Shortfall                                                   0.00
                                                                                     -------------
 (11)   Class B Principal Balance                                                    79,750,000.00
                                                                                     -------------
 (12)   Class B1 Principal Balance                                                   44,000,000.00
                                                                                     -------------
(12a)   Class B1 Pool Factor                                                            1.00000000
                                                                                     -------------
 (13)   Class B-1 Liquidation Loss Interest

        (a) Class B-1 Liquidation Loss Amount                                                 0.00
                                                                                     -------------
        (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                      0.00
                                                                                     -------------
        (c) Remaining Class B-1 Liquidation Loss Interest Amount                              0.00
                                                                                     -------------
        (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall            0.00
                                                                                     -------------
        (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                    0.00
                                                                                     -------------


                        GREEN TREE FINANCIAL CORPORATION
                         MANUFACTURED HOUSING CONTRACT
                SENIOR/SUBORDINATE 6.80%*, 7.21%*, 8.41%*,8.70%*
                    PASS-THROUGH CERTIFICATES, SERIES 1999-2
                                 MONTHLY REPORT
                                     Jul-99
                                     PAGE 2

                                            CUSIP NO. #393505-W40, W57, W65, W73
                                                        TRUST ACCOUNT #3337391-0
                                                        REMITTANCE DATE 08/02/99

                                                                                          Total $           Per $1,000
                                                                                          Amount             Original
                                                                                     ----------------      ------------
CLASS B2 CERTIFICATES
---------------------
 (14)   Remaining Amount Available                                                      708,042.41
                                                                                     -------------

 (15)   Class B-2 Remittance Rate ( 8.70%
        unless Weighted Average Contract
        Rate is less than 8.70%)                                                             8.70%
                                                                                     -------------

 (16)   Aggregate Class B2 Interest                                                     259,187.50         7.25000000
                                                                                     -------------         ----------

 (17)   Amount applied to Unpaid
        Class B2 Interest Shortfall                                                           0.00               0.00
                                                                                     -------------         ----------
 (18)   Remaining Unpaid Class B2
        Interest Shortfall                                                                    0.00               0.00
                                                                                     -------------         ----------

 (19)   Unpaid Class B2 Principal Shortfall
        (if any) following prior Remittance Date                                              0.00
                                                                                     -------------
 (20)   Class B2 Principal Liquidation Loss Amount                                            0.00
                                                                                     -------------
 (21)   Class B2 Principal (zero until class B1 paid down: thereafter,
        Class B Percentage of formula Principal Distribution Amount)                          0.00         0.00000000
                                                                                     -------------         ----------

 (22)   Guarantee Payment                                                                     0.00
                                                                                     -------------
 (23)   Class B2 Principal Balance                                                   35,750,000.00
                                                                                     -------------
(23a)   Class B2 Pool Factor                                                            1.00000000
                                                                                     -------------

 (24)   Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
        Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
        Amount, Class M-1 Distribution Amount, Class B-1 Distribution
        Amount and Class B-2  Distribution Amount, if the Company or
        Green Tree Financial Servicing Corp. is the Servicer)                           448,854.91
                                                                                     -------------
 (25)   Class B-3I Guarantee Fee                                                              0.00
                                                                                     -------------
 (26)   Class B-3I Distribution Amount                                                        0.00
                                                                                     -------------
 (27)   Class B-3I Formula Distribution Amount (all Excess
        Interest plus Unpaid Class B-3I Shortfall)                                            0.00
                                                                                     -------------
 (28)   Class B-3I Distribution Amount (remaining Amount Available)                           0.00
                                                                                     -------------
 (29)   Class B-3I Shortfall (26-27)                                                          0.00
                                                                                     -------------
 (30)   Unpaid Class B-3I Shortfall                                                           0.00
                                                                                     -------------
 (31)   Class M-1 Interest Deficiency on such Remittance Date                                 0.00
                                                                                     -------------

 (32)   Class B-1 Interest Deficiency on such Remittance Date                                 0.00
                                                                                     -------------

 (33)   Repossessed Contracts                                                           431,866.66
                                                                                     -------------
 (34)   Repossessed Contracts Remaining in Inventory                                    594,922.29
                                                                                     -------------
 (35)   Weighted Average Contract Rate                                                     9.44315
                                                                                     -------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.